Exhibit 32.2

SARBANES-OXLEY ACT SECTION 906

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. section 1350, the undersigned officer of CNB Financial Corporation (the “Corporation”) hereby certifies, to such officer’s knowledge, that the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Brian W. Wingard
Brian W. Wingard
Date: March 6, 2015	(Treasurer and Chief Financial Officer)